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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): AUGUST 13, 2002



                          TESORO PETROLEUM CORPORATION
             (Exact Name of registrant as specified in its charter)


           DELAWARE                     1-3473                  95-0862768
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



          300 CONCORD PLAZA DRIVE                                  78216-6999
            SAN ANTONIO, TEXAS                                     (Zip Code)
(Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             99.1 Statement Under Oath of Principal Executive Officer dated August 13, 2002.

             99.2 Statement Under Oath of Principal Financial Officer dated August 13, 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

         On August 13, 2002, each of the Principal Executive Officer, Bruce A. Smith, and Principal Financial Officer, Gregory A. Wright, of Tesoro Petroleum Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TESORO PETROLEUM CORPORATION



Date: August 13, 2002              By:      /s/ James C. Reed, Jr.
                                      -----------------------------------
                                      James C. Reed, Jr.
                                      Executive Vice President, General Counsel
                                      and Secretary


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                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------
 99.1     Statement Under Oath of Principal Executive Officer dated August 13, 2002.

 99.2     Statement Under Oath of Principal Financial Officer dated August 13, 2002.